UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 28,  2017

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    □

Item 8.01 Other Events.

Adoption of Rule 10b5-1 Trading Plans

IBG Holdings LLC (“Holdings”) has adopted trading plans effective July 28,  2017. Holdings owns shares of Class A common stock of Interactive Brokers Group, Inc. (“IBKR” or the “Company”) for the benefit of certain of its members, who include Paul J. Brody, Chief Financial Officer and Director of the Company, Earl H. Nemser, Vice Chairman of the Company, Thomas A.J. Frank, Executive Vice President of the Company, and certain employees of the Company and its subsidiaries. Thomas Peterffy, the Company’s Chairman and Chief Executive Officer, has voting control of Holdings, but has no economic interest in the shares to be sold under the plans. The plans are designed to comply with guidelines specified under Rule 10b5-1 of the Exchange Act.

The trading plans were adopted in order to allow Holdings to sell the shares of IBKR stock received pursuant to the Company’s purchase of IBG LLC shares from Holdings, as more fully described in the prospectus supplement filed with the Securities and Exchange Commission (“SEC”) on July 28,  2017, and to sell shares of IBKR stock which were acquired on July 28, 2016, pursuant to the Company’s purchase of IBG LLC shares from Holdings as more fully described in the prospectus supplement filed with the SEC on July 28, 2016. Under the terms of the trading plans, Holdings intends to sell 2,301,060 shares of Class A common stock over time at prevailing market prices, which includes the 1,214,860 shares acquired on July 28, 2017 and 1,086,200 shares which were acquired on July 28, 2016 that were not sold pursuant to trading plans executed in 2016 and are still owned by Holdings. The transactions will occur until the earlier of the date on which all shares are sold, the plans are terminated in accordance with their terms and Rule 10b5-1 of the Exchange Act or July 24,  2018 and will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the Securities and Exchange Commission, as applicable. Holdings and its members will have no control over the stock sales under the trading plans.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1,  2017

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary